Exhibit 10.3

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of August 30, 2013, is made by and among TOWNSQUARE RADIO, LLC, a Delaware limited liability company (the “Borrower”), TOWNSQUARE RADIO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), each of the undersigned banks and other financial institutions party hereto as lenders (in such capacity, the “Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, the Administrative Agent, the other agents party thereto, and the lenders from time to time party thereto are parties to a Credit Agreement, dated as of April 4, 2012 (as amended by that Amendment dated November 7, 2012, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;

WHEREAS, Borrower, Holdings, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement, in a manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, Borrower, Holdings, the Administrative Agent and the Lenders hereby agree as follows:

1.	Section 1.1 of the Credit Agreement is hereby amended by amending and restating the defined term “Incremental Term Loan Amount” to read in its entirety as follows:

“Incremental Term Loan Amount” shall mean, at any time, the excess, if any, of (a) $155,000,000 over (b) the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to Section 2.19; provided, however, that such amount may be increased by an additional $102,000,000 as contemplated by, and for the purposes set forth in, certain commitment letters entered into on or about August 30, 2013, by and among the Lenders party thereto, the Borrower and Holdings.”

2.	Section 1.1 of the Credit Agreement is hereby further amended by adding the following definition in appropriate alphabetical order to read in its entirety as follows:

““Cumulus Asset Swap” shall mean the asset exchange contemplated under that Asset Purchase and Exchange Agreement, dated as of August 30, 2013, by and among Townsquare Radio, LLC, Cumulus Media Holdings, Inc. and the other Persons party thereto.”

““PIK Notes” shall mean the subordinated notes in an initial aggregate principal amount of $30,000,000 contemplated to be sold by Townsquare Media, LLC pursuant to, and for the purposes set forth in, that certain commitment letter entered into on or about August 30, 2013, by and among the Purchasers party thereto and Townsquare Media, LLC.”

3.	Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order to read in its entirety as follows:

““Availability” means, as of any date of determination, the amount by which (a) the aggregate Revolving Credit Commitments exceeds (b) the Revolving Credit Outstandings.”

““Liquidity” means, as of any date of determination, Availability plus all unrestricted cash and unrestricted Cash Equivalents on hand of the Loan Parties maintained in one or more depository accounts that are subject to Control Agreements.”

4.	Section 2.8(a) of the Credit Agreement is hereby amended by (A) deleting the period at the end of subclause (x) thereof and substituting a comma, (B) deleting the period at the end thereof and substituting “, and” and (C) adding the following new subclause (z) at the end of the last proviso thereof to read in its entirety as follows:

“(z) Restricted Payments which are made in accordance with Section 8.5(c)(i).”

5.	Section 8.4(t) of the Credit Agreement is hereby amended by amending and restating the last proviso thereof to read in its entirety as follows:

“provided, further, that (1) the aggregate value of Permitted Asset Swaps (other than the Cumulus Asset Swap) pursuant to this clause (t) for the period beginning on January 1, 2013 shall not exceed $50,000,000 in the aggregate and (2) with respect to the Cumulus Asset Swap, shall not exceed $32,000,000 in the aggregate; and”

6.	Section 8.5(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c)         (i) Restricted Payments made by Holdings to Townsquare Media, LLC for purposes of repayment of the PIK Notes and any accrued but unpaid interest thereon, provided that (A) the Senior Secured Leverage Ratio of the Borrower and its Subsidiaries determined on a Pro Forma Basis as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 6.1(b) or (c), as applicable, as if such Restricted Payment had been made on the last day of such Fiscal Quarter, is equal to or less than 2.0:1.0, (B) Liquidity after giving pro forma effect to any such Restricted Payment as of the date any such Restricted Payment is made is equal to at least $5,000,000, (C) the Total Leverage Ratio of the Borrower and its Subsidiaries determined on a Pro Forma Basis as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 6.1(b) or (c), as applicable, as if such Restricted Payment had been made on the last day of such Fiscal Quarter, is equal to or less than 6.0:1.0, (D) the aggregate amount of the payments pursuant to this subclause (c)(i) shall in no event exceed $35,000,000 in the aggregate, and (E) no Default or Event of Default has occurred and is continuing; and

(ii) other Restricted Payments (for the avoidance of doubt, not including the Restricted Payments permitted to be made pursuant to the immediately preceding subclause (i)) in an aggregate amount not to exceed the portion, if any, of the Available Amount on the date of such Restricted Payment that the Borrower elects to apply to this clause (c), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of Available Amount immediately prior to such election and the amount thereof elected to be so applied, provided that (A) the Total Leverage Ratio of the Borrower and its Subsidiaries determined on a Pro Forma Basis as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 6.1(b) or (c), as applicable, as if such Restricted Payment had been made on the last day of such Fiscal Quarter, is equal to or less than 6.0:1.0 and (B) no Default or Event of Default has occurred and is continuing;”

7.	Section 8.5(l) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(l) so long as no Default or Event of Default has occurred and is continuing (or would result from), Restricted Payments (including loans or advances but excluding Restricted Payments permitted to be made pursuant to Section 8.5(c)(i)) in an aggregate amount outstanding at the time made not to exceed $20.0 million.”

8.	Section 8.5 of the Credit Agreement is hereby amended by amending and restating the penultimate paragraph thereof to read in its entirety as follows:

“For purposes of determining compliance with this Section 8.5, in the event that a Restricted Payment is permitted pursuant to this Section 8.5, the Borrower will be entitled to classify such Restricted Payment (or portion thereof) on the date of its payment or later reclassify such Restricted Payment (or portion thereof) in any manner that complies with this covenant (for avoidance of doubt, Restricted Payments permitted to be made pursuant to Section 8.5(c)(i) may only be made in accordance with such Section and may not otherwise be classified or reclassified under any other clause of this Section 8.5).”

9.	Section 8.7 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end thereof to read in its entirety as follows:

“provided, further, that in no event shall any Loan Party merge with Townsquare Media, LLC.”

10.	Reaffirmation. Each of Holdings, the Borrower and the other Loan Parties hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents (including, without limitation, any and all amendments thereto) to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document (including, without limitation, any and all amendments thereto) is and shall remain in full force and effect in accordance with the terms thereof.

11.	Effect. Each of the Borrower and Holdings acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Administrative Agent and Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Administrative Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Administrative Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

12.	Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission including a signed copy in PDF format) shall be effective as delivery of a manually executed counterpart of this Agreement.

13.	Governing Law. This Agreement and the rights and obligations of the parties hereto (including any claims in contract law or tort law arising out of the subject matter hereof) shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without respect to the principles of conflicts of laws that would result in the application of any law other than the law of the State of New York).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TOWNSQUARE RADIO, LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

TOWNSQUARE RADIO HOLDINGS, LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 to Credit Agreement

GUARANTORS:

GAP BROADCASTING BURLINGTON LICENSE, LLC
GAP BROADCASTING BURLINGTON, LLC
GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC
GAP BROADCASTING MIDLAND-ODESSA, LLC
LIVINGSTON COUNTY BROADCASTERS, INC.
MILLENNIUM ATLANTIC CITY II HOLDCO, LLC
REGENT BROADCASTING OF CHICO, INC.
REGENT BROADCASTING OF DULUTH, INC.
REGENT BROADCASTING OF ERIE, INC.
REGENT BROADCASTING OF FLAGSTAFF, INC.
REGENT BROADCASTING OF KINGMAN, INC.
REGENT BROADCASTING OF LAKE TAHOE, INC.
REGENT BROADCASTING OF LANCASTER, INC.
REGENT BROADCASTING OF LEXINGTON, INC.
REGENT BROADCASTING OF PALMDALE, INC.
REGENT BROADCASTING OF REDDING, INC.
REGENT BROADCASTING OF SAN DIEGO, INC.
REGENT BROADCASTING OF SOUTH CAROLINA, INC.
REGENT BROADCASTING OF ST. CLOUD II, INC.
REGENT BROADCASTING OF WATERTOWN, INC.
REGENT LICENSEE OF CHICO, INC.
REGENT LICENSEE OF ERIE, INC.
REGENT LICENSEE OF FLAGSTAFF, INC.
REGENT LICENSEE OF KINGMAN, INC.
REGENT LICENSEE OF LAKE TAHOE, INC.
REGENT LICENSEE OF LEXINGTON, INC.
REGENT LICENSEE OF PALMDALE, INC.
REGENT LICENSEE OF REDDING, INC.
REGENT LICENSEE OF SAN DIEGO, INC.
REGENT LICENSEE OF SOUTH CAROLINA, INC.
REGENT LICENSEE OF WATERTOWN, INC.
SPECIAL EVENTS MANAGEMENT, LLC
TOWNSQUARE LIVE EVENTS, LLC
TOWNSQUARE MEDIA ABILENE LICENSE, LLC
TOWNSQUARE MEDIA ABILENE, LLC
TOWNSQUARE MEDIA ACQUISITION III, LLC
TOWNSQUARE MEDIA ACQUISITION IV, LLC
TOWNSQUARE MEDIA AMARILLO LICENSE, LLC
TOWNSQUARE MEDIA AMARILLO, LLC

Signature Page to Amendment No. 2 to Credit Agreement

TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III, LLC
TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY, LLC
TOWNSQUARE MEDIA BILLINGS LICENSE, LLC
TOWNSQUARE MEDIA BILLINGS, LLC
TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC
TOWNSQUARE MEDIA BOZEMAN, LLC
TOWNSQUARE MEDIA BROADCASTING, LLC
TOWNSQUARE MEDIA CASPER LICENSE, LLC
TOWNSQUARE MEDIA CASPER, LLC
TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC
TOWNSQUARE MEDIA CHEYENNE, LLC
TOWNSQUARE MEDIA DULUTH LICENSE, LLC
TOWNSQUARE MEDIA DULUTH, LLC
TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES, LLC
TOWNSQUARE MEDIA LARAMIE LICENSE, LLC
TOWNSQUARE MEDIA LARAMIE, LLC
TOWNSQUARE MEDIA LAWTON LICENSE, LLC
TOWNSQUARE MEDIA LAWTON, LLC
TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA LICENSEE OF PEORIA, INC.
TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC.
TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC.
TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC
TOWNSQUARE MEDIA LUBBOCK, LLC
TOWNSQUARE MEDIA LUFKIN LICENSE, LLC
TOWNSQUARE MEDIA LUFKIN, LLC
TOWNSQUARE MEDIA MISSOULA LICENSE, LLC
TOWNSQUARE MEDIA MISSOULA, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC

Signature Page to Amendment No. 2 to Credit Agreement

TOWNSQUARE MEDIA MONMOUTH-OCEAN, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC
TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA OF ALBANY, INC.
TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC.
TOWNSQUARE MEDIA OF BUFFALO, INC.
TOWNSQUARE MEDIA OF EL PASO, INC.
TOWNSQUARE MEDIA OF EVANSVILLE/OWENSBORO, INC.
TOWNSQUARE MEDIA OF FLINT, INC.
TOWNSQUARE MEDIA OF FT. COLLINS, INC.
TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC
TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.
TOWNSQUARE MEDIA OF LAFAYETTE, LLC
TOWNSQUARE MEDIA OF MIDWEST, LLC
TOWNSQUARE MEDIA OF PRESQUE ISLE, INC.
TOWNSQUARE MEDIA OF ST. CLOUD, INC.
TOWNSQUARE MEDIA OF UTICA/ROME, INC.
TOWNSQUARE MEDIA ONEONTA LICENSE, LLC
TOWNSQUARE MEDIA ONEONTA, LLC
TOWNSQUARE MEDIA POCATELLO LICENSE, LLC
TOWNSQUARE MEDIA POCATELLO, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC
TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC
TOWNSQUARE MEDIA SAN ANGELO, LLC
TOWNSQUARE MEDIA SEDALIA LICENSE, LLC
TOWNSQUARE MEDIA SEDALIA, LLC
TOWNSQUARE MEDIA SHELBY LICENSE, LLC
TOWNSQUARE MEDIA SHELBY, LLC
TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC
TOWNSQUARE MEDIA SHREVEPORT, LLC
TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC
TOWNSQUARE MEDIA TEXARKANA, LLC
TOWNSQUARE MEDIA TRENTON LICENSE, LLC

Signature Page to Amendment No. 2 to Credit Agreement

TOWNSQUARE MEDIA TRENTON, LLC
TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC
TOWNSQUARE MEDIA TRI-CITIES, LLC
TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC
TOWNSQUARE MEDIA TWIN FALLS, LLC
TOWNSQUARE MEDIA TYLER LICENSE, LLC
TOWNSQUARE MEDIA TYLER, LLC
TOWNSQUARE MEDIA VICTORIA LICENSE, LLC
TOWNSQUARE MEDIA VICTORIA, LLC
TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC
TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC
TOWNSQUARE MEDIA WICHITA FALLS, LLC
TOWNSQUARE MEDIA YAKIMA LICENSE, LLC
TOWNSQUARE MEDIA YAKIMA, LLC
TOWNSQUARE MEDIA, INC.
TOWNSQUARE NEW JERSEY HOLDCO, LLC
TOWNSQUARE RADIO, INC.
BRYTON ACQUISITION COMPANY, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC
TOWNSQUARE MEDIA BANGOR LICENSE, LLC
TOWNSQUARE MEDIA BANGOR, LLC
TOWNSQUARE MEDIA BINGHAMTON LICENSE, LLC
TOWNSQUARE MEDIA BINGHAMTON, LLC
TOWNSQUARE MEDIA BISMARCK LICENSE, LLC
TOWNSQUARE MEDIA BISMARCK, LLC
TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION, LLC
TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC
TOWNSQUARE MEDIA NEW BEDFORD, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC

Signature Page to Amendment No. 2 to Credit Agreement

TOWNSQUARE MEDIA ODESSA-MIDLAND II, LLC
TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS, LLC
TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC
TOWNSQUARE MEDIA TUSCALOOSA, LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent, L/C Issuer, Swingline Lender and a Lender

By:	/s/ Marshall T. Mangum, III
	Name:	Marshall T. Mangum, III
	Title:	Duly Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Alfonse Simone
	Name:	Alfonse Simone
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Kevin Curtin
Name: Kevin Curtin
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement

MIHI LLC,
as a Lender

By:	/s/ Michael Silverton
Name: Michael Silverton
Title: Authorized Signatory

By:	/s/ T. Morgan Edwards II
Name: T. Morgan Edwards II
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement